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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Isco, Inc. on Form S-8 of our report dated September 22, 1995 appearing in the Annual Report on Form 10-K of Isco, Inc. for the year ended July 28, 1995.


DELOITTE & TOUCHE LLP




Lincoln, Nebraska
January 22, 1996


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